UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) June 16, 2021 (June 10, 2021)

VISTEON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15827		38-3519512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

One Village Center Drive,	Van Buren Township,	Michigan	48111
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code (800)-VISTEON

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	VC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 2 – FINANCIAL INFORMATION

Item 2.02. Results of Operations and Financial Condition.

Senior executives of Visteon Corporation (the “Company”) are expected to make a presentation on June 16, 2021 to investors and security analysts at the Deutsche Bank Global Auto Industry Conference. The presentation will include a discussion of the Company’s strategy, financial profile and related matters, including certain financial information. In connection with such presentation, the Company is making available the presentation slides attached hereto as Exhibit 99.1, which are incorporated herein by reference.

The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 10, 2021, the Company held its 2021 annual meeting of stockholders (the “Annual Meeting”). Following receipt of stockholder approval at the Annual Meeting as described in Item 5.07 of this Current Report on Form 8-K, the Company filed the Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on June 11, 2021, effective as of such date. The Third Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security.

(a) The annual meeting of stockholders of the Company was held on June 10, 2021.

(b) At the annual meeting, the stockholders elected the Company’s eight nominees for director to serve for a one-year term beginning at the 2021 annual meeting and expiring at the 2022 annual meeting of stockholders. The stockholders also ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2021, approved the Company’s executive compensation, and approved the Company’s Third Amended and Restated Certificate of Incorporation. The final voting results are set forth below.

(1)    Election of directors (majority voting):

Nominee	Shares For	Shares Against	Shares Abstain	Broker Non-Votes
James J. Barrese	26,215,272	327,678	29,672	549,685
Naomi M. Bergman	26,492,768	50,358	29,496	549,685
Jeffrey D. Jones	25,795,942	740,340	36,340	549,685
Sachin S. Lawande	26,498,653	44,382	29,587	549,685
Joanne M. Maguire	26,113,395	429,729	29,498	549,685
Robert J. Manzo	26,085,648	457,200	29,774	549,685
Francis M. Scricco	26,469,683	70,404	32,535	549,685
David L. Treadwell	25,582,325	960,524	29,773	549,685

(2)     Ratification of the appointment of Ernst & Young LLP:

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Shares For	Shares Against	Shares Abstain	Broker Non-Votes
26,403,111	690,614	28,565	N/A

(3)    Provide advisory approval of the Company’s executive compensation:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
25,029,368	1,512,794	30,460	549,685

(4)    Provide approval of Company’s Third Amended and Restated Certificate of Incorporation:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
26,505,502	37,473	29,647	549,685

SECTION 7 - REGULATION FD

Item 7.01. Regulation FD Disclosure.

See “Item 2.02. Results of Operations and Financial Condition” above.

SECTION 8 - OTHER EVENTS

Item 8.01. Other Events.

On June 10, 2021, the Board of Directors of the Company re-appointed Mr. Francis M. Scricco as the non-executive Chairman of the Board of the Company.

SECTION 9 - FINANCIAL INFORMATION AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Third Amended and Restated Certificate of Incorporation
99.1	Presentation slides from the Company’s webcast presentation at the Deutsche Bank Global Auto Industry Conference on June 16, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION

By:	/s/Brett D. Pynnonen
Brett D. Pynnonen
Senior Vice President and General Counsel

Date: June 16, 2021

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